BRANDYWINE FUND, INC.

                           BRANDYWINE BLUE FUND, INC.


Supplement dated September 30, 2003 to
the Prospectus dated January 31, 2003

Dear Fellow Shareholders:

     Over the years, many of you have approached us requesting that we reduce the $25,000 minimum investment required to invest in Brandywine and Brandywine Blue. We will reduce the minimum investment for each of the Brandywine Funds to $10,000, effective November 1, 2003.

     The minimum additional investment for existing accounts will remain at $1,000. Please refer to the discussion under the captions "About Our Minimum Requirements For Initial Investment", "How To Open Your Brandywine Funds Account" and "How To Exchange Shares" in the January 31, 2003 Prospectus for additional information on purchasing and exchanging shares of the Brandywine Funds.

     If you know of friends or family who passed on the Brandywine Funds because the $25,000 minimum was too high, please spread the word. Thanks for your continued confidence.

                                  Sincerely,

                                  /s/ Bill

                                  Bill D'Alonzo